Class A Shares: DAVAX

a series of Northern Lights Fund Trust III

Supplement dated September 30, 2013
to the Prospectus and Statement of Additional Information dated November 12, 2012

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At a Special Meeting of Shareholders of the Footprints Discover Value Fund (“the Fund”), a series of the Northern Lights Fund Trust III (the “Trust”), held on September 30, 2013, the shareholders approved changing the Fund’s classification from a diversified Fund to a non-diversified Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).  As a “non-diversified” company under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer.

The following is to be included under “Fund Summary – Principal Investment Risks” and “Additional Information About Principal Investment Strategies and Related Risks – Principal Investment Risks” in the Prospectus:

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

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This Supplement, dated September 30, 2013, and the Prospectus and Statement of Additional Information, each dated November 12, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-445-9339.